        Supplement Dated January 2, 2001 to Prospectus Dated May 1, 2000 for Pacific Select Variable Annuity, a variable annuity contract issued by Pacific Life Insurance Company

                       This supplement changes the Prospectus to reflect the following, and restates information contained in a supplement dated October 2, 2000:

                      ---------------------------------------------------------
Eleven new Variable    The following new Variable Investment Options are added
Investment Options     to the list on page 1 of the Prospectus.
are available
                       .Blue Chip                .Strategic Value
                       .Aggressive Growth        .Focused 30
                       .Financial Services       .Capital Opportunities
                       .Health Sciences          .Mid-Cap Growth
                       .Technology               .Global Growth
                       .Telecommunications

                      ---------------------------------------------------------
The Bond and Income    The Bond and Income Variable Account terminated on
Investment Option      September 22, 2000.
is no longer
available              All references to the Bond and Income Investment
                       Option, Portfolio or Variable Account in the Prospectus are removed.

                       Unless you instruct us otherwise, to the extent any outstanding instruction you have on file with us designates the Bond and Income Variable Account, the instruction will be deemed an instruction for the Managed Bond Variable Account. Instructions include, but are not limited to, instructions for Purchase Payment allocations, any transfer or exchange instructions, including instructions under the Portfolio Rebalancing, Dollar Cost Averaging, and Sweep Programs, and Partial Withdrawal instructions.

                      ---------------------------------------------------------
The new eleven         The new eleven Variable Accounts invest in their
Variable Accounts      corresponding Portfolios of the Fund. References to the
are added as           22 Variable Investment Options throughout the
Variable Investment    Prospectus are changed to refer to 31 Variable
Options                Investment Options or Subaccounts.

                      ---------------------------------------------------------
The International      Effective January 1, 2001, Lazard Asset Management is
Value Portfolio has    the portfolio manager of the International Value
a new portfolio        Portfolio.
manager

                      ---------------------------------------------------------
A portfolio manager    Mercury Asset Management US has changed its name to
has changed its        Mercury Advisors.
name

                      ---------------------------------------------------------
AN OVERVIEW OF         The following replaces the Other Expenses section on
PACIFIC SELECT         page 7 of the Prospectus:
VARIABLE ANNUITY-
Fees and Expenses      Other Expenses
Paid by the Pacific
Select Fund: Other     The table below shows the advisory fee and Fund
Expenses is            expenses as an annual percentage of each Portfolio's
replaced               average daily net assets for the year 2000. To help
                       limit Fund expenses, effective July 1, 2000 we contractually agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets.
                       Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In 2000, Pacific Life reimbursed approximately $14,627 to the I-Net Tollkeeper
                       Portfolio, $36,874 to the Strategic Value Portfolio,
                       $34,687 to the Focused 30 Portfolio and $28,882 to the Small-Cap Index Portfolio.

                   ----------------------------------------------------------------------------------------
                                                                                    Less
                                                Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                    fee      expenses amounts+ expenses reimbursement expenses
                   ----------------------------------------------------------------------------------------
                                                        As an annual % of average daily net assets
                   Blue Chip/1/                 0.95     0.06     --       1.01      --           1.01
                   Aggressive Growth/1/         1.00     0.06     --       1.06      --           1.06
                   Aggressive Equity/2/         0.80     0.04     0.02     0.86      --           0.86
                   Emerging Markets/2/          1.10     0.20     --       1.30      --           1.30
                   Diversified Research/2/      0.90     0.08     0.01     0.99      --           0.99
                   Small-Cap Equity/2/          0.65     0.05     --       0.70      --           0.70
                   International Large-Cap/2/   1.05     0.13     --       1.18      --           1.18
                   Equity                       0.65     0.04     --       0.69      --           0.69
                   I-Net Tollkeeper/2/          1.50     0.13     --       1.63     (0.02)        1.61
                   Financial Services/1/        1.10     0.15     --       1.25     (0.05)        1.20
                   Health Sciences/1/           1.10     0.11     --       1.21     (0.01)        1.20
                   Technology/1/                1.10     0.08     --       1.18      --           1.18
                   Telecommunications/1/        1.10     0.08     --       1.18      --           1.18
                   Multi-Strategy               0.65     0.04     --       0.69      --           0.69
                   Equity Income/2/             0.65     0.04     0.01     0.70      --           0.70
                   Strategic Value              0.95     0.51     --       1.46     (0.41)        1.05
                   Growth LT                    0.75     0.04     --       0.79      --           0.79
                   Focused 30                   0.95     0.43     --       1.38     (0.33)        1.05
                   Mid-Cap Value/2/             0.85     0.04     0.12     1.01      --           1.01
                   International Value          0.85     0.11     --       0.96      --           0.96
                   Capital Opportunities/1/     0.80     0.06     --       0.86      --           0.86
                   Mid-Cap Growth/1/            0.90     0.06     --       0.96      --           0.96
                   Global Growth/1/             1.10     0.19     --       1.29      --           1.29
                   Equity Index                 0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index/2/           0.50     0.13     --       0.63     (0.02)        0.61
                   REIT                         1.10     0.05     --       1.15      --           1.15
                   Government Securities/2/     0.60     0.05     --       0.65      --           0.65
                   Managed Bond/2/              0.60     0.05     --       0.65      --           0.65
                   Money Market                 0.34     0.04     --       0.38      --           0.38
                   High Yield Bond              0.60     0.04     --       0.64      --           0.64
                   Large-Cap Value/2/           0.85     0.05     0.06     0.96      --           0.96
                   ----------------------------------------------------------------------------------------

                       /1/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 2000 because the Portfolios started after December 31, 2000.
                       /2/ Total adjusted net expenses for these Portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio, 1.29% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.17% for International Large-Cap Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.89% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Government Securities Portfolio, 0.64% for Managed Bond Portfolio, and 0.90% for Large-Cap Value Portfolio.
                       + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a Portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

                      ---------------------------------------------------------
AN OVERVIEW OF         The Examples on page 8 of the Prospectus is replaced
PACIFIC SELECT         with the following:
VARIABLE ANNUITY-
Examples is            Different examples are presented below that show
replaced               expenses that an Owner of a Contract with Accumulated
                       Value allocated to a Variable Account would pay at the end of one, three, five or ten years if, at the end of those time periods, the Contract is (1) surrendered,
                       (2) annuitized, (3) not surrendered or annuitized. The examples assume a $1000 investment and a 5% annual rate of return. In addition, the examples reflect an average initial premium of approximately $45,000 and a prorata portion of the annual Maintenance Fee. Each example shows expenses based upon allocation to each of the Variable Accounts.

                       The examples below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

                   ---------------------------------------------------------------------------------------
                                                                                      Contract not
                                                                                      Surrendered or
                                                                                      Annuitized and
                                            Contract Surrendered Contract Annuitized  Remains in Force at
                                            at End of Time       at End of Time       End of Time
                                            Period ($)           Period* ($)          Period ($)
                   ---------------------------------------------------------------------------------------
                   Variable Account         1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                   ---------------------------------------------------------------------------------------
                   Blue Chip                  79  122  159   280   79   77  132   280   25   77  132   280
                   ---------------------------------------------------------------------------------------
                   Aggressive Growth          80  124  161   285   80   79  134   285   26   79  134   285
                   ---------------------------------------------------------------------------------------
                   Aggressive Equity          77  117  150   263   77   72  123   263   23   72  123   263
                   ---------------------------------------------------------------------------------------
                   Emerging Markets           82  130  172   307   82   85  145   307   28   85  145   307
                   ---------------------------------------------------------------------------------------
                   Diversified Research       79  121  157   277   79   76  130   277   25   76  130   277
                   ---------------------------------------------------------------------------------------
                   Small-Cap Equity           76  112  142   248   76   67  115   248   22   67  115   248
                   ---------------------------------------------------------------------------------------
                   International Large-Cap    81  127  167   296   81   82  140   296   27   82  140   296
                   ---------------------------------------------------------------------------------------
                   Equity                     76  112  142   248   76   67  115   248   22   67  115   248
                   ---------------------------------------------------------------------------------------
                   I-Net Tollkeeper           85  140  188   337   85   95  161   337   31   95  161   337
                   ---------------------------------------------------------------------------------------
                   Financial Services         81  128  168   299   81   83  141   299   27   83  141   299
                   ---------------------------------------------------------------------------------------
                   Health Sciences            81  128  168   299   81   83  141   299   27   83  141   299
                   ---------------------------------------------------------------------------------------
                   Technology                 81  127  167   297   81   82  140   297   27   82  140   297
                   ---------------------------------------------------------------------------------------
                   Telecommunications         81  127  167   297   81   82  140   297   27   82  140   297
                   ---------------------------------------------------------------------------------------
                   Multi-Strategy             76  112  142   248   76   67  115   248   22   67  115   248
                   ---------------------------------------------------------------------------------------
                   Equity Income              76  112  142   248   76   67  115   248   22   67  115   248
                   ---------------------------------------------------------------------------------------
                   Strategic Value            79  123  161   284   79   78  134   284   25   78  134   284
                   ---------------------------------------------------------------------------------------
                   Growth LT                  77  115  148   258   77   70  121   258   23   70  121   258
                   ---------------------------------------------------------------------------------------
                   Focused 30                 79  123  161   284   79   78  134   284   25   78  134   284
                   ---------------------------------------------------------------------------------------
                   Mid-Cap Value              78  118  153   268   78   73  126   268   24   73  126   268
                   ---------------------------------------------------------------------------------------
                   International Value        79  121  156   275   79   76  129   275   25   76  129   275
                   ---------------------------------------------------------------------------------------
                   Capital Opportunities      78  118  151   265   78   73  124   265   24   73  124   265
                   ---------------------------------------------------------------------------------------
                   Mid-Cap Growth             79  121  156   275   79   76  129   275   25   76  129   275
                   ---------------------------------------------------------------------------------------
                   Global Growth              82  130  172   307   82   85  145   307   28   85  145   307
                   ---------------------------------------------------------------------------------------
                   Equity Index               72  100  122   206   72   55   95   206   18   55   95   206
                   ---------------------------------------------------------------------------------------
                   Small-Cap Index            75  110  138   238   75   65  111   238   21   65  111   238
                   ---------------------------------------------------------------------------------------
                   REIT                       80  126  166   294   80   81  139   294   26   81  139   294
                   ---------------------------------------------------------------------------------------
                   Government Securities      75  110  139   240   75   65  112   240   21   65  112   240
                   ---------------------------------------------------------------------------------------
                   Managed Bond               75  111  140   242   75   66  113   242   21   66  113   242
                   ---------------------------------------------------------------------------------------
                   Money Market               73  103  127   215   73   58  100   215   19   58  100   215
                   ---------------------------------------------------------------------------------------
                   High Yield Bond            75  111  139   241   75   66  112   241   21   66  112   241
                   ---------------------------------------------------------------------------------------
                   Large-Cap Value            78  119  153   269   78   74  126   269   24   74  126   269
                   ---------------------------------------------------------------------------------------

                       * In this example, it is assumed that an Annuity Option
                         has been selected that provides for annuity payments that continue for at least five years, in which case the withdrawal charge would not be assessed if the Contract was in force during the Accumulation Period for at least two Contract Years.

                      ---------------------------------------------------------
YOUR INVESTMENT        The chart on page 9 of the Prospectus YOUR INVESTMENT
OPTIONS:               OPTIONS: Your Variable Investment Options is amended to
Your Variable          add the following:
Investment Options
is amended

                                                     Primary Investments            Portfolio
       Portfolio            Objective            (under normal circumstances)        Manager
------------------------------------------------------------------------------------------------
  Blue Chip           Long-term growth of    Equity securities of "blue chip"     AIM
                      capital. Current       companies--typically large companies
                      income is of           that are well established in their
                      secondary importance.  respective industries.
------------------------------------------------------------------------------------------------
  Aggressive Growth   Long-term growth of    Equity securities of small- and      AIM
                      capital.               medium-sized growth companies.
------------------------------------------------------------------------------------------------
  Financial Services  Long-term growth of    Equity securities in the financial   INVESCO
                      capital.               services sector. Such companies
                                             include banks, insurance companies,
                                             brokerage firms and other finance-
                                             related firms.
------------------------------------------------------------------------------------------------
  Health Sciences     Long-term growth of    Equity securities in the health      INVESCO
                      capital.               sciences sector. Such companies
                                             include medical equipment or
                                             supplies, pharmaceuticals, health
                                             care facilities and other health
                                             sciences-related firms.
------------------------------------------------------------------------------------------------
  Technology          Long-term growth of    Equity securities in the technology  INVESCO
                      capital.               sector. Such companies include
                                             biotechnology, communications,
                                             computers, electronics, Internet
                                             telecommunications, networking,
                                             robotics, video and other
                                             technology-related firms.
------------------------------------------------------------------------------------------------
  Telecommunications  Long-term growth of    Equity securities in the             INVESCO
                      capital. Current       telecommunications sector. Such as
                      income is of           companies that offer telephone
                      secondary importance.  service, wireless communications,
                                             satellite communications, television
                                             and movie programming, broadcasting
                                             and Internet access.
------------------------------------------------------------------------------------------------
  Strategic Value     Long-term growth of    Equity securities with the potential Janus Capital
                      capital.               for long-term growth of capital.     Corporation
------------------------------------------------------------------------------------------------
  Focused 30          Long-term growth of    Equity securities selected for their Janus Capital
                      capital.               growth potential.                    Corporation
------------------------------------------------------------------------------------------------
  Capital             Long-term growth of    Equity securities with the potential MFS
   Opportunities      capital.               for long-term growth of capital.
------------------------------------------------------------------------------------------------
  Mid-Cap Growth      Long-term growth of    Equity securities of medium-sized    MFS
                      capital.               companies believed to have above-
                                             average growth potential.
------------------------------------------------------------------------------------------------
  Global Growth       Capital appreciation.  Equity securities of any size        MFS
                                             located within and outside of the
                                             U.S.
------------------------------------------------------------------------------------------------

                      ---------------------------------------------------------
ADDITIONAL             The following replaces Telephone Transactions on page
INFORMATION:           38 of the Prospectus:
Telephone
Transactions           Telephone and Electronic Transactions
is changed to          You are automatically entitled to make certain
Telephone and          transactions by telephone or, to the extent available,
Electronic             in early 2001, electronically. You may also authorize
Transactions           other people to make certain transaction requests by
                       telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

                       We have established procedures reasonably designed to
                       confirm that instructions communicated by telephone or
                       electronically are genuine. These procedures may
                       require any person requesting a telephone or electronic
                       transaction to provide certain personal identification
                       upon our request. We may also record all or part of any
                       telephone conversation with respect to transaction
                       instructions. We reserve the right to deny any
                       transaction request made by telephone or
                       electronically. You are authorizing us to accept and to
                       act upon instructions received by telephone or
                       electronically with respect to your Contract, and you
                       agree that, so long as we comply with our procedures,
                       neither we, any of our affiliates, nor the Fund, or any
                       of their directors, trustees, officers, employees or
                       agents will be liable for any loss, liability, cost or
                       expense (including attorneys' fees) in connection with
                       requests that we believe to be genuine. This policy
                       means that so long as we comply with our procedures,
                       you will bear the risk of loss arising out of the
                       telephone and electronic transaction privileges of your
                       Contract. If a Contract has Joint Owners, each Owner
We expect to make      may individually make transaction requests by
the electronic         telephone.
transaction and
delivery features      Electronic Delivery Authorization
available in early     Subject to availability, you may authorize us to
2001. Please ask       provide prospectuses, statements and other information
your registered        ("documents") electronically by so indicating on the
representative for     application, or by sending us instructions in writing
more information.      in a form acceptable to us to receive such documents
                       electronically. You must have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges.
                       Documents will be available on our Internet Web site.
                       You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

                        PACIFIC SELECT VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

        Dated May 1, 2000 as restated and supplemented January 2, 2001

                        PACIFIC SELECT VARIABLE ANNUITY

               PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

                               ----------------

  Pacific Select Variable Annuity (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life"). The Bond and Income Variable Account terminated on September 22, 2000.

  This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2000, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                              Annuities Division
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PERFORMANCE INFORMATION....................................................   1

TAX DEFERRED ACCUMULATION..................................................   6

DISTRIBUTION OF THE CONTRACT...............................................   7
  Pacific Select Distributors, Inc.........................................   7

GENERAL INFORMATION AND HISTORY............................................   8
  Dollar Cost Averaging Option.............................................   8
  Portfolio Rebalancing Option.............................................   8
  Safekeeping of Assets....................................................   9
  Dividends................................................................   9
  Misstatements............................................................   9

FINANCIAL STATEMENTS.......................................................   9

INDEPENDENT AUDITORS.......................................................   9

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Current yield for the Money Market Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1) (To the power of 365/7)] - 1

  Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

      YIELD = 2[(a-b + 1) (To the power of 6) - 1]
                 ---
                 cd

     where
      a= net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
      b= expenses accrued for the period (net of reimbursements), c= the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
      d= the maximum offering price per Accumulation Unit on the last day of the period.

  At December 31, 1999, the Money Market Variable Account current yield was 4.15% and the effective yield was 4.24%.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for a Variable Account may be compared, in reports and promotional literature, to various benchmarks that measure the performance of a pertinent group of securities so that investors may compare a Variable Account's results with those of a group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. ("Lipper") a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner's Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

  Reports and promotional literature may also contain other information including (i) the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Variable Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  The following table presents the annualized total return for each Variable Account, for the periods ended December 31, 1999 and for the period from each such Variable Account's commencement of operations through December 31, 1999. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value ("AV") reflects the deductions for all contractual expenses except the contingent deferred sales charge. The full withdrawal value ("FWV") reflects the deduction for all contractual expenses. The information presented also includes data representing unmanaged market indices.

  The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 31, 1999
                   All numbers are expressed as a percentage

                           1 Year**      3 Years**   5 Years**  10 Years**  Since Inception**
                          ------------  ----------- ----------- ----------- -----------------
Variable Accounts          AV     FWV    AV    FWV   AV    FWV   AV    FWV     AV       FWV
-----------------         -----  -----  ----- ----- ----- ----- ----- ----- --------  ---------
Aggressive Equity
 4/1/96*................  25.52  20.12  12.73 11.53                            11.99     11.27
Emerging Markets
 4/1/96*................  51.36  45.96   1.86  0.39                             0.32     (0.66)
Small-Cap Equity
 8/16/90*...............  45.40  40.00  23.63 22.64 23.35 23.11                15.74     15.74
Equity 1/4/95*..........  36.55  31.15  26.88 25.94                            26.13     25.91
Multi-Strategy
 9/25/90*...............   5.49   0.09  13.16 11.97 14.70 14.38                10.16     10.15
Equity Income 8/16/90*..  11.62   6.22  20.10 19.05 21.50 21.25                13.45     13.45
Growth LT 1/4/94*.......  95.30  89.90  49.37 48.70 39.17 39.03                34.21     34.21
Mid-Cap Value 1/4/99*...                                                        3.85     (1.68)
Equity Index 2/11/91*...  18.85  13.45  25.41 24.45 26.29 26.08                18.32     18.32
Small-Cap Index
 1/4/99*................                                                       17.95     12.42
REIT 1/6/99*............                                                       (1.65)    (7.17)
International Value
 8/16/90*...............  21.04  15.64  10.70  9.47 12.18 11.83                 7.23      7.23
Government Securities
 8/22/90*...............  (3.38) (8.78)  3.93  2.52  5.93  5.50                 6.06      6.06
Managed Bond 9/5/90*....  (3.34) (8.74)  4.07  2.66  6.33  5.90                 6.65      6.65
Money Market 7/24/90*...   3.41  (1.99)  3.65  2.23  3.70  3.23                 3.25      3.25
High Yield Bond
 8/16/90*...............   1.41  (3.99)  3.37  1.94  7.27  6.86                 9.03      9.03
Large-Cap Value
 1/4/99*................                                                       10.06      4.53

Major Indices                                  1 year  3 years 5 years 10 years
-------------                                  ------  ------- ------- --------
CS First Boston Global High Yield Bond.......   3.28     5.37    9.07   11.06
Lehman Brothers Aggregate Bond...............  (0.83)    5.73    7.73    7.69
Lehman Brothers Government Bond..............  (2.25)    5.57    7.43    7.48
Lehman Brothers Government/Corporate Bond....  (2.15)    5.54    7.60    7.66
Morgan Stanley Capital International Europe,
 Australasia & Far East......................  27.30    16.06   13.15    7.33
Morgan Stanley Capital International Emerging
 Markets Free................................  63.70     0.91   (0.13)   8.58
NAREIT Equity................................  (4.62)   (1.82)   8.09    9.14
Russell Mid-Cap..............................  18.23    18.86   21.86   15.92
Russell 1000 Growth..........................  33.16    34.07   32.41   20.32
Russell 2000 Small-Stock.....................  21.26    13.08   16.69   13.40
Russell 2500.................................  24.15    15.72   19.43   15.05
Standard & Poor's 500 Composite Stock Price..  21.04    27.56   28.55   18.20

-------
 * Date Variable Account commenced operations.
** The performance of the Aggressive Equity, Equity Income, Multi-Strategy,
   Equity, International Value, and Emerging Markets Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Asset Management US) became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

  In order to help you understand how investment performance can affect your Variable Account Accumulated Value, we are including performance information based on the historical performance of the Portfolios of the Fund. The information presented also includes data representing unmanaged market indices.

  The Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Subaccounts started operations after December 31, 1999 and there is no historical value available for the Subaccounts.

  The following table represents what the performance of the Variable Accounts would have been if the Variable Accounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio and April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolios and January 4, 1999 in the case of the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios). Historical performance information for the Equity Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Variable Accounts had not commenced operations until July 24, 1990 or later, as indicated in the chart above, however, and because the Contracts were not available during this period; these are not actual performance numbers for the Variable Accounts or for the Contract.

  These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. The accumulated value ("AV") reflects the deduction for all contractual expenses except the contingent deferred sales charge. The full withdrawal value ("FWV") reflects the deduction for all contractual expenses. Any charge for premium taxes and/or other taxes are not reflected in these data, and reflection of the annual Maintenance Fee assumes an average Contract size of $45,000.

  The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 31, 1999
                   All numbers are expressed as a percentage

                           1 Year*      3 Years*    5 Years*    10 Years*  Since Inception*
                         ------------  ----------- ----------- ----------- ----------------
Variable Accounts         AV     FWV    AV    FWV   AV    FWV   AV    FWV     AV       FWV
-----------------        -----  -----  ----- ----- ----- ----- ----- ----- --------  --------
Aggressive Equity....... 25.52  20.12                                         11.99     11.27
Emerging Markets........ 51.36  45.96                                          0.32     (0.66)
Small-Cap Equity........ 45.40  40.00  23.63 22.64 23.35 23.11 14.94 14.94    16.26     16.26
Equity.................. 36.55  31.15  26.88 25.94 25.79 25.58 16.08 16.08    15.62     15.62
Multi-Strategy..........  5.49   0.09  13.16 11.97 14.70 14.38  9.88  9.88    10.44     10.44
Equity Income........... 11.62   6.22  20.10 19.05 21.50 21.25 13.05 13.05    13.64     13.64
Growth LT............... 95.30  89.90  49.37 48.70 39.17 39.03                34.20     34.19
Mid-Cap Value...........                                                       3.85     (1.68)
Equity Index............ 18.85  13.45  25.41 24.45 26.29 26.08                18.32     18.32
Small-Cap Index.........                                                      17.95     12.42
REIT....................                                                      (1.65)    (7.17)
International Value..... 21.04  15.64  10.70  9.47 12.18 11.83  6.72  6.72     8.46      8.46
Government Securities... (3.38) (8.78)  3.93  2.52  5.93  5.50  5.87  5.87     6.38      6.38
Managed Bond............ (3.34) (8.74)  4.07  2.66  6.33  5.90  6.44  6.44     6.91      6.91
Money Market............  3.41  (1.99)  3.65  2.23  3.70  3.23  3.42  3.42     3.81      3.81
High Yield Bond.........  1.41  (3.99)  3.37  1.94  7.27  6.86  8.83  8.83     8.13      8.13
Large-Cap Value.........                                                      10.06      4.53

Major Indices                                  1 year  3 years 5 years 10 years
-------------                                  ------  ------- ------- --------
CS First Boston Global High Yield Bond.......   3.28     5.37    9.07   11.06
Lehman Brothers Aggregate Bond...............  (0.83)    5.73    7.73    7.69
Lehman Brothers Government Bond..............  (2.25)    5.57    7.43    7.48
Lehman Brothers Government/Corporate Bond....  (2.15)    5.54    7.60    7.66
Morgan Stanley Capital International Europe,
 Australasia & Far East......................  27.30    16.06   13.15    7.33
Morgan Stanley Capital International Emerging
 Markets Free................................  63.70     0.91   (0.13)   8.58
NAREIT Equity................................  (4.62)   (1.82)   8.09    9.14
Russell Mid-Cap..............................  18.23    18.86   21.86   15.92
Russell 1000 Growth..........................  33.16    34.07   32.41   20.32
Russell 2000 Small-Stock.....................  21.26    13.08   16.69   13.40
Russell 2500.................................  24.15    15.72   19.43   15.05
Standard & Poor's 500 Composite Stock Price..  21.04    27.56   28.55   18.20

--------
 * The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, and International Value Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began their first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Managers of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Assets Management
   US) became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

                           TAX DEFERRED ACCUMULATION

  In general, individuals who own annuity contracts are not taxed on increases in the value under an annuity contract until some form of distribution is made under the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract versus accumulation from an investment on which gains are taxed on a current ordinary income basis. The chart portrays accumulation of a $10,000 premium or investment, assuming hypothetical gross annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 36%. Values for the taxable investment are presented with the assumption that annual taxes are paid from returns of the investment and they do not reflect the deduction of any management fees or other expenses. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Mortality and Expense Risk Charge (equal to an annual rate of 1.25% of each Variable Account's average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account's Accumulated Value), the annual Maintenance Fee of $30, any Transfer Fee (equal to $10.00 per transfer for the thirteenth and subsequent transfers occurring during a Contract year), or Premium Tax Charge or the investment advisory fees and operating expenses of the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 6% of the amount withdrawn attributable to premium payments that are two years old or less, 5% of the amount withdrawn attributable to premium payments that are three years old, 4% of the amount withdrawn attributable to premium payments that are four years old, 3% of the amount withdrawn attributable to premium payments that are five years old, and 0% of the amount withdrawn attributable to premium payments that are six years old or older. Each premium payment is considered one year old in the Contract year it is received by us and increases in Age by one on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract year do not exceed 10% of the sum of your premium payments paid up to the date of the withdrawal, plus premium paid in the previous four Contract years. If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the end of the periods shown, of all Accumulated Value and the payment of taxes at the 36% tax rate on the amount in excess of the Premium Payments.

  The rates of returns illustrated are hypothetical and are not a guarantee of performance. Tax rates may vary for different assets and taxpayers from the 36% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

        $10,000 investment at annual rates of 0%, 4% and 8% taxed @ 36%




                       [TAX DEFERRAL GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12
      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13
      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00

                         DISTRIBUTION OF THE CONTRACT

Pacific Select Distributors, Inc. (formerly known as Pacific Mutual Distributors, Inc.)

  Pacific Select Distributors, Inc. ("PSD"), a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PSD for acting as principal underwriter under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.

  The aggregate amount of underwriting commissions paid to PSD for 1999, 1998 and 1997 was $34,464,521, $39,235,795, and $76,763,607, respectively, of which
$0 was retained. Broker-dealers may choose one of two compensation structures for sales of the Contracts or may permit their registered representatives to choose on a Contract-by-Contract basis.

                        GENERAL INFORMATION AND HISTORY

  For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the "Contract"), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the "Separate Account"), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

Dollar Cost Averaging Option

  We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account.

  Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

  You may request Dollar Cost Averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging request will not be considered complete until the Contract Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After we have received a Dollar Cost Averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. (The minimum amount or percentages that may be transferred to any one Variable Account is $50). After the Free Look Period, the first transfer will be effected on the Contract's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a Dollar Cost Averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this Option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

Portfolio Rebalancing Option

  Portfolio rebalancing allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract's Accumulated Value be allocated to the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account's investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

  You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. You may specify a date for the first rebalance, or we will treat the request as if you selected the request's effective date. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Safekeeping of Assets

  We are responsible for the safekeeping of the assets of the Variable Accounts. These assets are held separate and apart from the assets of our general account and our other separate accounts.

Dividends

  The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to the Contract's Accumulated Value. If no election is made by you, the dividend will be added to the Accumulated Value. We will allocate any dividend to Accumulated Value in accordance with your most recent premium allocation instructions, unless instructed. You should consult with your tax adviser before making an election.

Misstatements

  If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct Age or sex (unless unisex rates apply).

                             FINANCIAL STATEMENTS

  The statement of net assets of Pacific Select Variable Annuity Separate Account as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

                             INDEPENDENT AUDITORS

  The consolidated financial statements of Pacific Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

   INDEPENDENT AUDITORS' REPORT

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 2000

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                             1999       1998
-------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $14,814.0  $13,804.7
    Equity securities                                          295.2      547.5
  Trading securities at estimated fair value                    99.9       97.0
  Mortgage loans                                             2,920.2    2,788.7
  Real estate                                                  236.0      172.7
  Policy loans                                               4,258.5    4,003.2
  Other investments                                            882.7      951.7
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                           23,506.5   22,365.5
Cash and cash equivalents                                      439.4      154.1
Deferred policy acquisition costs                            1,446.1      899.8
Accrued investment income                                      287.2      259.3
Other assets                                                   830.7      361.2
Separate account assets                                     23,613.1   15,844.0
-------------------------------------------------------------------------------
TOTAL ASSETS                                               $50,123.0  $39,883.9
===============================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products              $19,045.5  $17,973.0
  Future policy benefits                                     4,386.0    2,480.5
  Short-term and long-term debt                                224.4      445.1
  Other liabilities                                            939.2      813.3
  Separate account liabilities                              23,613.1   15,844.0
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                           48,208.2   37,555.9
-------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30.0       30.0
  Paid-in capital                                              139.9      126.2
  Unearned ESOP shares                                         (11.6)
  Retained earnings                                          2,034.5    1,663.5
  Accumulated other comprehensive income (loss) -
   Unrealized gain (loss) on securities available for
   sale, net                                                  (278.0)     508.3
-------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   1,914.8    2,328.0
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $50,123.0  $39,883.9
===============================================================================

 See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      Years Ended December 31,
                                                       1999     1998     1997
-------------------------------------------------------------------------------
                                                           (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                                $  653.8 $  525.3 $  431.2
Insurance premiums                                      483.9    537.1    526.4
Net investment income                                 1,473.3  1,413.6  1,325.4
Net realized investment gains                           101.5     39.4     85.4
Commission revenue                                      234.3    220.1    146.6
Other income                                            144.7    112.5     97.9
-------------------------------------------------------------------------------
TOTAL REVENUES                                        3,091.5  2,848.0  2,612.9
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-
 type products                                          904.4    880.8    797.8
Policy benefits paid or provided                        734.4    757.0    712.6
Commission expenses                                     484.6    387.2    305.1
Operating expenses                                      453.4    468.0    507.9
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           2,576.8  2,493.0  2,323.4
-------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                514.7    355.0    289.5
Provision for income taxes                              143.7    113.5    113.5
-------------------------------------------------------------------------------

NET INCOME                                           $  371.0 $  241.5 $  176.0
===============================================================================

 See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                   Accumulated
                         Common Stock          Unearned               Other
                         ------------- Paid-in   ESOP   Retained  Comprehensive
                         Shares Amount Capital  Shares  Earnings  Income (Loss)  Total
-----------------------------------------------------------------------------------------
                                             (In Millions)

BALANCES,
 JANUARY 1, 1997                                        $1,318.0     $ 379.2    $1,697.2
Comprehensive income:
  Net income                                               176.0                   176.0
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                 196.0       196.0
                                                                                --------
Total comprehensive
 income                                                                            372.0
Issuance of partnership
 units by affiliate                    $ 85.1                                       85.1
Initial member
 capitalization of
 Pacific Mutual Holding
 Company                                                    (2.0)                   (2.0)
Issuance of common
 stock                    0.6   $30.0    35.0              (65.0)
Dividend paid to
 Pacific LifeCorp                                           (5.0)                   (5.0)
-----------------------------------------------------------------------------------------

BALANCES,
 DECEMBER 31, 1997        0.6    30.0   120.1            1,422.0       575.2     2,147.3
Comprehensive income:
  Net income                                               241.5                   241.5
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                 (66.9)      (66.9)
                                                                                --------
Total comprehensive
 income                                                                            174.6
Issuance of partnership
 units by affiliate                       6.1                                        6.1
-----------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998        0.6    30.0   126.2            1,663.5       508.3     2,328.0
Comprehensive loss:
  Net income                                               371.0                   371.0
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                (786.3)     (786.3)
                                                                                --------
Total comprehensive
 loss                                                                             (415.3)
Issuance of partnership
 units by affiliate                      10.6                                       10.6
Capital contribution                      3.1                                        3.1
Purchase of ESOP note                           $(13.1)                            (13.1)
Allocation of unearned
 ESOP shares                                       1.5                               1.5
-----------------------------------------------------------------------------------------


BALANCES,
 DECEMBER 31, 1999        0.6   $30.0  $139.9   $(11.6) $2,034.5     $(278.0)   $1,914.8
=========================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
                                                1999       1998       1997
------------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                    $   371.0  $   241.5  $   176.0
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturity securities       (77.8)     (39.4)     (26.6)
  Depreciation and other amortization              20.5       26.0       38.3
  Earnings of equity method investees             (92.9)     (99.0)     (78.1)
  Deferred income taxes                            (8.5)     (20.6)     (14.4)
  Net realized investment gains                  (101.5)     (39.4)     (85.4)
  Net change in deferred policy acquisition
   costs                                         (546.3)    (171.9)    (196.4)
  Interest credited to universal life and in-
   vestment-type products                         904.4      880.8      797.8
  Change in trading securities                     (2.9)     (14.3)     (18.3)
  Change in accrued investment income             (27.9)       3.1      (59.9)
  Change in future policy benefits                 58.1       (9.7)     (16.3)
  Change in other assets and liabilities          207.1      102.2      574.9
------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES         703.3      859.3    1,091.6
------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                    (4,173.4)  (4,330.5)  (6,272.3)
  Sales                                         2,333.8    2,209.3    2,224.1
  Maturities and repayments                     1,400.3    2,221.8    2,394.6
Repayments of mortgage loans                      681.0      334.9      179.3
Proceeds from sales of mortgage loans and
 real estate                                       24.4       43.3      104.4
Purchases of mortgage loans and real estate      (886.3)  (1,246.3)    (643.7)
Distributions from partnerships                   138.2      119.5       91.6
Change in policy loans                           (255.3)    (129.7)    (301.4)
Cash received from acquisitions of insurance
 blocks of business                               164.9               1,215.9
Other investing activity, net                     255.6     (466.6)     (70.8)
------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (316.8)  (1,244.3)  (1,078.3)
------------------------------------------------------------------------------

 (Continued)

 See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                            Years Ended December 31,
(Continued)                                 1999       1998       1997
-----------------------------------------------------------------------------
                                                  (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                $ 4,453.4  $ 4,007.0  $ 2,679.8
  Withdrawals                              (4,322.3)  (3,770.7)  (2,667.3)
Net change in short-term and long-term
 debt                                        (220.7)     191.5      (16.5)
Purchase of ESOP note                         (13.1)
Allocation of unearned ESOP shares              1.5
Initial capitalization of Pacific Mutual
 Holding Company                                                     (2.0)
Dividend paid to Pacific LifeCorp                                    (5.0)
-----------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                  (101.2)     427.8      (11.0)
-----------------------------------------------------------------------------

Net change in cash and cash equivalents       285.3       42.8        2.3
Cash and cash equivalents, beginning of
 year                                         154.1      111.3      109.0
-----------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR    $   439.4  $   154.1  $   111.3
=============================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisitions of an annuity and an insurance block of business in 1999 and 1997, respectively, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities            $ 1,592.7
     Cash and cash equivalents                164.9             $ 1,215.9
     Policy loans                                                   440.3
     Other assets                             100.4                  43.4
                                          ---------             ---------
        Total assets assumed              $ 1,858.0             $ 1,699.6
                                          =========             =========

     Policyholder account values                                $ 1,693.8
     Annuity reserves                     $ 1,847.4
     Other liabilities                         10.6                   5.8
                                          ---------             ---------
        Total liabilities assumed         $ 1,858.0             $ 1,699.6
                                          =========             =========

=============================================================================
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

=============================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid                         $    83.0  $   127.9  $   153.0
Interest paid                             $    23.3  $    24.0  $    26.1
=============================================================================

 See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company ("Pacific Life") was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company ("PMHC"), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the "Conversion"). As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   On January 1, 1999, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. Adoption of this accounting standard did not have a material impact on the Company's consolidated financial statements.

   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires, among other things, that all derivatives be recognized in the consolidated statements of financial condition as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. The Company is required to adopt SFAS No. 133 as of January 1, 2001. The Company is in the process of quantifying the impact of SFAS No. 133 on its consolidated financial statements.

   During 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The Company currently plans to adopt

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SOP 98-7 on January 1, 2000. Adoption of this accounting standard is not expected to have a material impact on the Company's consolidated financial statements.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at estimated fair value with unrealized gains and losses included in net realized investment gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains on the accompanying consolidated statements of operations.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains on the accompanying consolidated statements of operations.

   Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments on the accompanying consolidated statements of financial condition.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC ("PAM"), has an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. ("PIMCO Advisors") as of December 31, 1999 and 1998. In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. During 1999 and 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the years ended December 31, 1999 and 1998, there was a direct increase to the Company's stockholder's equity of $10.6 million and $6.1 million, respectively. During 1998, the Company also acquired the beneficial ownership of additional partnership units. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   On October 31, 1999, PAM entered into an Implementation and Merger Agreement with Allianz of America, Inc. ("Allianz") and a number of other parties in which Allianz will purchase 70% of the outstanding partnership units of PIMCO Advisors. PAM is exchanging its interest in PIMCO Advisors for a beneficial economic interest in a new class of PIMCO Advisors partnership units with a cash distribution comprised of a fixed and variable return. This transaction is anticipated to close during the first half of 2000, subject to certain closing conditions and approvals.

   In connection with this transaction, PAM has entered into a Continuing Investment Agreement with Allianz with respect to its investment in PIMCO Advisors. The investment in PIMCO Advisors held by PAM will be subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the investment in PIMCO Advisors held by PAM. The put option price would be the distributions per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its investment in PIMCO Advisors to Allianz. The call option price would be the distributions per unit, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0 if the call per unit value is at least $50.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1999, 1998 and 1997, amortization of deferred policy acquisition costs included in commission expenses amounted to $131.7 million, $73.0 million and $50.2 million, respectively, and included in operating expenses amounted to $55.4 million, $33.5 million and $29.4 million, respectively, on the accompanying consolidated statements of operations.

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed investment contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4% to 8.4% during 1999, 1998 and 1997.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1999, 1998 and 1997. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1999 and 1998, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life, annuities and other investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of certain other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products, and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1999 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS


   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                             December 31,
                                                             1999      1998
                                                           ------------------
                                                             (In Millions)
         Statutory capital and surplus                     $1,219.1  $1,157.4
           Deferred policy acquisition costs                1,398.6     944.5
           Deferred income taxes                              304.5     307.1
           Asset valuation reserve                            232.1     298.7
           Non admitted assets                                 83.3      40.4
           Subsidiary equity                                   25.2      26.5
           Surplus notes                                     (149.6)   (149.6)
           Unrealized gain (loss) on securities available
            for sale, net                                    (278.0)    508.3
           Insurance and annuity reserves                    (845.2)   (654.4)
           Other                                              (75.2)   (150.9)
                                                           ------------------
         Stockholder's equity as reported herein           $1,914.8  $2,328.0
                                                           ==================


                                               Years Ended December 31,
                                                1999      1998      1997
                                              ----------------------------
                                                    (In Millions)
         Statutory net income                 $  168.4  $  187.6  $  121.5
           Deferred policy acquisition costs     379.2     177.3     160.4
           Deferred income taxes                  (2.7)     17.9      41.2
           Earnings of subsidiaries              (27.5)    (32.8)    (40.6)
           Insurance and annuity reserves       (184.3)   (145.1)   (107.0)
           Other                                  37.9      36.6       0.5
                                              ----------------------------
         Net income as reported herein        $  371.0  $  241.5  $  176.0
                                              ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)


   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1999 and 1998, Pacific Life and Pacific Life & Annuity Company, formerly PM Group Life Insurance Company, a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1999 statutory results, Pacific Life could pay $174.0 million in dividends in 2000 without prior approval. No dividends were paid during 1999 and 1998.

   The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 1999 and 1998.

   PERMITTED PRACTICE

   Net cash distributions received on PAM's investment in PIMCO Advisors are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block") was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $293.5 million and $311.6 million as of December 31, 1999 and 1998, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits amounted to $341.8 million and $352.8 million as of December 31, 1999 and 1998, respectively. The

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK (Continued)

   contribution to income from the Closed Block amounted to $3.8 million, $5.1 million and $5.7 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 1999, 1998 and 1997, respectively.

4. ACQUISITIONS

   Effective July 15, 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"). This block of business consists of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   The remaining cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $74.5 million as of December 31, 1999, and is included in deferred policy acquisition costs on the accompanying consolidated statement of financial condition. Amortization of this asset for the year ended December 31, 1999 amounted to $0.4 million, and is included in commission expense on the accompanying consolidated statement of operations.

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life, which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of $1.7 billion. The assets received as part of this acquisition amounted to $1.2 billion in cash and $0.4 billion in policy loans. This block is primarily non leveraged COLI.

   The remaining cost of acquiring this COLI business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $27.9 million and $36.5 million as of December 31, 1999 and 1998, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1999, 1998 and 1997 amounted to $8.6 million, $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES


   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                Gross Unrealized
                                      Amortized ----------------- Estimated
                                        Cost     Gains    Losses  Fair Value
                                      --------------------------------------
                                                  (In Millions)
    As of December 31, 1999:
    ------------------------

    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies         $   107.7 $    9.3 $    1.0 $   116.0
    Obligations of states, political
     subdivisions                         642.0     13.0     27.7     627.3
    Foreign governments                   285.0     10.5      6.7     288.8
    Corporate securities                8,725.0    220.3    387.4   8,557.9
    Mortgage-backed and asset-backed
     securities                         5,323.8     33.7    251.1   5,106.4
    Redeemable preferred stock            108.5     14.2      5.1     117.6
                                      --------------------------------------
    Total fixed maturity securities   $15,192.0 $  301.0 $  679.0 $14,814.0
                                      ======================================
    Total equity securities           $   269.3 $   57.0 $   31.1 $   295.2
                                      ======================================

    As of December 31, 1998:
    ------------------------

    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies         $    95.6 $   25.1          $   120.7
    Obligations of states, political
     subdivisions                         481.9     91.3 $   11.8     561.4
    Foreign governments                   253.1     28.3      4.3     277.1
    Corporate securities                7,888.7    446.3    124.5   8,210.5
    Mortgage-backed and asset-backed
     securities                         4,434.7    143.1     53.0   4,524.8
    Redeemable preferred stock            104.0     11.3      5.1     110.2
                                      --------------------------------------
    Total fixed maturity securities   $13,258.0 $  745.4 $  198.7 $13,804.7
                                      ======================================
    Total equity securities           $   364.4 $  202.6 $   19.5 $   547.5
                                      ======================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 1999, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                    ----------------------
                                                         (In Millions)
         Due in one year or less                      $   566.5 $   572.6
         Due after one year through five years          3,324.0   3,366.5
         Due after five years through ten years         2,995.9   2,921.4
         Due after ten years                            2,981.8   2,847.1
                                                    ----------------------
                                                        9,868.2   9,707.6
         Mortgage-backed and asset-backed securities    5,323.8   5,106.4
                                                    ----------------------
         Total                                        $15,192.0 $14,814.0
                                                    ======================

   Major categories of investment income are summarized as follows:

                                    Years Ended December 31,
                                     1999     1998     1997
                                   --------------------------
                                         (In Millions)
        Fixed maturity securities  $1,030.3 $  929.7 $  940.2
        Equity securities              14.6     13.5     10.2
        Mortgage loans                205.6    174.6    129.5
        Real estate                    46.5     38.1     53.6
        Policy loans                  158.6    161.5    144.3
        Other                         131.7    203.2    156.2
                                   --------------------------
          Gross investment income   1,587.3  1,520.6  1,434.0
        Investment expense            114.0    107.0    108.6
                                   --------------------------
          Net investment income    $1,473.3 $1,413.6 $1,325.4
                                   ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   Net realized investment gain, including changes in valuation allowances, are as follows:

                                                  Years Ended December 31,
                                                   1999      1998      1997
                                                 ----------------------------
                                                       (In Millions)
        Fixed maturity securities available for
         sale:
          Gross gain                             $   89.3  $   92.7  $   56.3
          Gross loss                                (72.9)    (84.8)    (31.1)
        Equity securites available for sale:
          Gross gain                                109.0      40.9      36.1
          Gross loss                                (52.0)     (6.8)     (6.2)
        Mortgage loans on real estate                10.1     (10.7)     (4.6)
        Real estate                                  18.0       1.2      16.9
        Other investments                                       6.9      18.0
                                                 ----------------------------
        Total                                    $  101.5  $   39.4  $   85.4
                                                 ============================

   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                              December 31,
                                          1999      1998     1997
                                        --------------------------
                                             (In Millions)
        Available for sale securities:
          Fixed maturity                $  (924.7) $(229.5) $223.5
          Equity                           (157.2)    63.1    85.7
                                        --------------------------
        Total                           $(1,081.9) $(166.4) $309.2
                                        ==========================
        Trading securities              $     0.4  $  (2.5) $ (1.1)
                                        ==========================

   As of December 31, 1999 and 1998, investments in fixed maturity securities with a carrying value of $12.6 million and $13.0 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. One diversified financial security, rated AA, exceeds 10% of total stockholder's equity as of December 31, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS


   The estimated fair values of the Company's financial instruments are as follows:

                                      December 31, 1999    December 31, 1998
                                     -------------------- --------------------
                                     Carrying  Estimated  Carrying  Estimated
                                      Amount   Fair Value  Amount   Fair Value
                                     -----------------------------------------
                                                   (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)           $15,109.2 $15,109.2  $14,352.2 $14,352.2
      Trading securities                  99.9      99.9       97.0      97.0
      Mortgage loans                   2,920.2   2,983.8    2,788.7   2,911.2
      Policy loans                     4,258.5   4,258.5    4,003.2   4,003.2
      Cash and cash equivalents          439.4     439.4      154.1     154.1
      Derivative instruments              43.5      43.5      176.1     176.1
    Liabilities:
      Guaranteed interest contracts    6,365.0   6,296.3    5,665.3   5,751.0
      Deposit liabilities                544.9     533.7      599.9     626.7
      Annuity liabilities              1,323.3   1,304.8    1,448.0   1,430.1
      Short-term debt                     60.0      60.0      295.5     295.5
      Long-term debt                     164.4     164.3      149.6     176.0
      Derivative instruments             229.5     229.5       36.0      36.0

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS (Continued)


   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1999 and 1998:

   TRADING SECURITIES

   The estimated fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 1999, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS


   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off balance sheet counterparty risk.

   Outstanding derivatives with off balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 1999 and 1998 are as follows:

                                                         Assets (Liabilities)
                                                ----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying Estimated
                              Contract Amounts   Value    Fair Value  Value   Fair Value
                              ----------------- --------  ---------- -------- ----------
                                1999     1998     1999       1999      1998      1998
                              ----------------------------------------------------------
                                                    (In Millions)
    Interest rate floors,
     caps, options and
     swaptions                $1,003.0 $2,653.0 $   5.0    $   5.0    $ 67.9    $ 67.9
    Interest rate swap
     contracts                 2,867.5  2,608.6    38.5       38.5     (23.3)    (23.3)
    Asset swap contracts          58.1     63.2    (3.6)      (3.6)     (3.6)     (3.6)
    Credit default and total
     return swaps              2,061.9    649.6   (43.1)     (43.1)     (9.1)     (9.1)
    Financial futures
     contracts                   676.8    608.9
    Foreign currency
     derivatives               1,685.1  1,131.2  (182.8)    (182.8)    108.2     108.2
                              ----------------------------------------------------------
     Total derivatives        $8,352.4 $7,714.5 $(186.0)   $(186.0)   $140.1    $140.1
                              ==========================================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)


   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1999:
    ------------------

      Interest rate floors, caps,
       options and swaptions       $2,653.0    $  670.9     $2,320.9   $1,003.0
      Interest rate swap
       contracts                    2,608.6     1,226.2        967.3    2,867.5
      Asset swap contracts             63.2         7.8         12.9       58.1
      Credit default and total
       return swaps                   649.6     1,617.3        205.0    2,061.9
      Financial futures contracts     608.9     5,586.8      5,518.9      676.8
      Foreign currency
       derivatives                  1,131.2       874.0        320.1    1,685.1

    December 31, 1998:
    ------------------

      Interest rate floors, caps,
       options and swaptions        2,730.0       160.6        237.6    2,653.0
      Interest rate swap
       contracts                    2,026.1       960.8        378.3    2,608.6
      Asset swap contracts             67.4        30.3         34.5       63.2
      Credit default and total
       return swaps                   288.5       771.5        410.4      649.6
      Financial futures contracts     214.1     4,108.4      3,713.6      608.9
      Foreign currency
       derivatives                    207.0       959.4         35.2    1,131.2

   Interest Rate Floors, Caps, Options and Swaptions

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities on the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income on the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 2000 through 2017.

   Interest Rate Swap Contracts

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 2000 through 2021.

   Asset Swap Contracts

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

   Credit Default and Total Return Swaps

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 2000 through 2028.

   Financial Futures Contracts

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 2000 through 2013.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS


   The detail of universal life and investment-type product liabilities is as follows:


                                       December 31,
                                      1999      1998
                                    -------------------
                                       (In Millions)
          Universal life            $10,807.7 $10,218.0
          Investment-type products    8,237.8   7,755.0
                                    -------------------
                                    $19,045.5 $17,973.0
                                    ===================

   The detail of universal life and investment-type product policy fees and interest credited net of reinsurance ceded is as follows:

                                       Years Ended December 31,
                                        1999     1998     1997
                                      --------------------------
                                            (In Millions)
          Policy fees:
            Universal life            $  509.2 $  439.9 $  377.5
            Investment-type products     144.6     85.4     53.7
                                      --------------------------
          Total policy fees           $  653.8 $  525.3 $  431.2
                                      ==========================
          Interest credited:
            Universal life            $  443.9 $  440.8 $  368.2
            Investment-type products     460.5    440.0    429.6
                                      --------------------------
          Total interest credited     $  904.4 $  880.8 $  797.8
                                      ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES


   Activity in the liability for unpaid claims and claim adjustment expenses, which is included in future policy benefits on the accompanying consolidated statements of financial condition, is summarized as follows:

                                              Years Ended
                                             December 31,
                                              1999    1998
                                             --------------
                                             (In Millions)
            Balance at January 1             $137.4  $140.5
              Less reinsurance recoverables     0.1     0.7
                                             --------------
            Net balance at January 1          137.3   139.8
                                             --------------
            Incurred related to:
              Current year                    376.8   412.9
              Prior years                     (33.8)  (18.3)
                                             --------------
            Total incurred                    343.0   394.6
                                             --------------
            Paid related to:
              Current year                    286.7   303.5
              Prior years                      77.1    93.6
                                             --------------
            Total paid                        363.8   397.1
                                             --------------
            Net balance at December 31        116.5   137.3
              Plus reinsurance recoverables     0.1     0.1
                                             --------------
            Balance at December 31           $116.6  $137.4
                                             ==============

   As a result of payment of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33.8 million and $18.3 million for the years ended December 31, 1999 and 1998, respectively. The reduction is primarily due to lower than anticipated settlement of claims and reduced claim adjustment expenses.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT


   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 1999. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998 bearing an average interest rate of 5.2%. As of December 31, 1999 and 1998, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 1999 and 1998.

   PAM had bank borrowings outstanding of $60 million as of December 31, 1999 and 1998. The interest rate was 6.0%, 5.1% and 6.2% as of December 31, 1999, 1998 and 1997, respectively. Outstanding debt is due and payable in 2000 and subject to renewal. The borrowing limit for PAM as of December 31, 1999 and 1998 was $100 million and $200 million, respectively.

   In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 1999 was $14.8 million.

   Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1999, 1998 and 1997 and is included in net investment income on the accompanying consolidated statements of operations.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES


   The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

   The provision for income taxes is as follows:

                                          Years Ended December 31,
                                           1999      1998      1997
                                         ----------------------------
                                               (In Millions)
           Current                         $152.2  $  134.1  $  127.9
           Deferred                          (8.5)    (20.6)    (14.4)
                                         ----------------------------
                                           $143.7  $  113.5  $  113.5
                                         ============================

   The sources of the Company's provision for deferred taxes are as follows:

                                          Years Ended December 31,
                                           1999      1998      1997
                                         ----------------------------
                                               (In Millions)
           Policyholder reserves         $   50.9  $  (29.5) $   20.1
           Deferred policy acquisition
            costs                            20.0     (12.6)    (18.0)
           Non deductible reserves            4.0      28.2     (27.6)
           Partnership income               (25.6)     20.8
           Investment valuation             (28.0)    (24.5)      3.9
           Duration hedging                 (29.6)     20.8      (2.6)
           Other                             (0.2)     (2.6)      9.8
                                         ----------------------------
           Deferred taxes from
            operations                       (8.5)      0.6     (14.4)
           Release of subsidiary
            deferred taxes                            (21.2)
                                         ----------------------------
           Deferred tax provision        $   (8.5) $  (20.6) $  (14.4)
                                         ============================

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)


   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                  Years Ended December 31,
                                                   1999      1998      1997
                                                 ----------------------------
                                                       (In Millions)
        Provision for income taxes at the
         statutory rate                          $  180.1  $  124.2  $  101.3
          Amortization of intangibles on equity
           method investments                         2.0       4.3       7.6
          Non taxable investment income              (7.3)     (3.6)     (2.6)
          Tax settlement                             (7.5)
          Low income housing tax credits            (19.2)     (3.9)
          Equity tax                                           (5.0)      5.0
          Other                                      (4.4)     (2.5)      2.2
                                                 ----------------------------
        Provision for income taxes               $  143.7  $  113.5  $  113.5
                                                 ============================

   The net deferred tax asset (liability), included in other assets on the accompanying consolidated statements of financial condition, is comprised of the following tax effected temporary differences:

                                                     December 31,
                                                     1999    1998
                                                    ---------------
                                                    (In Millions)
        Deferred tax assets
          Policyholder reserves                     $203.4  $ 254.3
          Investment valuation                        72.7     44.7
          Deferred compensation                       35.4     33.7
          Duration hedging                            21.1     (8.5)
          Postretirement benefits                      9.0      8.9
          Dividends                                    8.4      7.6
          Partnership income                           4.8    (20.8)
          Non deductible reserves                      1.9      5.9
          Other                                        3.1      5.2
                                                    ---------------
        Total deferred tax assets                    359.8    331.0

        Deferred tax liabilities
          Deferred policy acquisition costs           44.0     24.0
          Depreciation                                 2.7      2.4
                                                    ---------------
        Total deferred tax liabilities                46.7     26.4
                                                    ---------------
        Net deferred tax asset from operations       313.1    304.6
        Unrealized (gain) loss on securities         150.8   (272.3)
        Issuance of partnership units by affiliate   (81.1)   (74.9)
                                                    ---------------
        Net deferred tax asset (liability)          $382.8  $ (42.6)
                                                    ===============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME


   The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder's equity and the note herein. Other comprehensive income is shown net of reclassification adjustments and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                                    Years Ended December 31,
                                                      1999      1998    1997
                                                    --------------------------
                                                         (In Millions)
        Calculation of Holding Gain (Loss):
        -----------------------------------
          Gross holding gain (loss) on securities
           available for sale                       $(1,179.7) $(53.8) $ 359.8
          Deferred policy acquisition costs              43.9    (6.9)    (3.1)
          Tax (expense) benefit                         397.7    21.1   (125.1)
                                                    --------------------------
          Holding gain (loss) on securities
           available for sale, net of tax           $  (738.1) $(39.6) $ 231.6
                                                    ==========================
        Calculation of Reclassification
         Adjustment:
        -------------------------------
          Realized gain on sale of securities
           available for sale                       $    73.4  $ 42.0  $  55.1
          Tax expense                                   (25.2)  (14.7)   (19.5)
                                                    --------------------------
          Reclassification adjustment, net of tax   $    48.2  $ 27.3  $  35.6
                                                    ==========================
        Amounts Reported in Other Comprehensive
         Income:
        ---------------------------------------
          Holding gain (loss) on securities
           available for sale, net of tax           $  (738.1) $(39.6) $ 231.6
          Less reclassification adjustment, net of
           tax                                           48.2    27.3     35.6
                                                    --------------------------
          Net unrealized gain (loss) recognized in
           other comprehensive income (loss)        $  (786.3) $(66.9) $ 196.0
                                                    ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE


   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                         December 31,
                                          1999    1998
                                         --------------
                                         (In Millions)
      Reinsured universal life deposits  $(55.3) $(46.0)
      Future policy benefits              141.8   108.9
      Unpaid claims                         8.5    12.5
      Paid claims                           6.4    24.3

   As of December 31, 1999, 74% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1999     1998     1997
                                                     --------------------------
                                                           (In Millions)
      Ceded reinsurance netted against insurance
       premiums                                      $   92.8 $   82.7 $   70.7
      Assumed reinsurance included in insurance
       premiums                                          13.9     17.2     18.1
      Ceded reinsurance netted against policy fees       52.3     65.0     77.5
      Ceded reinsurance netted against net invest-
       ment income                                      211.9    203.3    204.9
      Ceded reinsurance netted against interest
       credited                                         110.5    162.8    165.8
      Ceded reinsurance netted against policy bene-
       fits                                              88.4    121.3     93.4
      Assumed reinsurance included in policy bene-
       fits                                               8.3     17.7     12.7

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION

   The Company's six operating segments are Life Insurance, Institutional Products, Annuities, Group Insurance, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business. The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

   The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,200 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

   Intersegment revenues include commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $100.5 million and $110 million as of December 31, 1999 and 1998, respectively. The related intersegment note receivable is included in Corporate and Other segment assets.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)


   Financial information for each of the business segments is as follows:

                            Life     Institutional              Group   Broker- Investment Corporate
                          Insurance    Products    Annuities  Insurance Dealers Management and Other    Total
                     ------------------------------------------------------------------------------------------
External customers and                                       (In Millions)
 other revenue
 December 31, 1999        $   502.0    $    39.1   $   205.0   $478.4   $253.2    $ 14.9   $   24.1   $ 1,516.7
 December 31, 1998            431.9         43.2       124.0    521.2    236.1      17.0       21.6     1,395.0
 December 31, 1997            395.6         61.4        83.3    480.6    154.0      21.2        6.0     1,202.1
Intersegment revenues
 December 31, 1999                                                       348.5               (348.5)          -
 December 31, 1998                                                       185.3               (185.3)          -
 December 31, 1997                                                       143.3               (143.3)          -
Net investment income
 excluding earnings of
 equity method investees
 December 31, 1999            580.2        645.1        78.3     23.4      0.9       8.3       44.2     1,380.4
 December 31, 1998            586.5        565.5        88.6     23.1      0.9       8.0       42.0     1,314.6
 December 31, 1997            507.2        509.6       149.4     24.9      0.8       6.2       49.2     1,247.3
Earnings of equity
 method investees
 December 31, 1999             (0.7)        (1.2)       (0.1)                      107.9      (13.0)       92.9
 December 31, 1998                           0.1                                   103.1       (4.2)       99.0
 December 31, 1997                           0.2                                    80.7       (2.8)       78.1
Net realized investment
 gains (losses)
 December 31, 1999             12.6         26.8         0.1     (0.6)               9.9       52.7       101.5
 December 31, 1998              4.1        (13.6)        4.6      1.7                4.0       38.6        39.4
 December 31, 1997              9.9         12.8         0.6      2.0               20.8       39.3        85.4
Total revenues
 December 31, 1999          1,094.1        709.8       283.3    501.2    602.6     141.0     (240.5)    3,091.5
 December 31, 1998          1,022.5        595.2       217.2    546.0    422.3     132.1      (87.3)    2,848.0
 December 31, 1997            912.7        584.0       233.3    507.5    298.1     128.9      (51.6)    2,612.9


Income (loss) before
 provision for
 income tax
 December 31, 1999            178.4        111.9        73.2     30.4     11.9      62.6       46.3       514.7
 December 31, 1998            151.1         74.6        34.1     10.3      9.9      60.1       14.9       355.0
 December 31, 1997            132.4         98.3        23.5     28.8      6.4      24.6      (24.5)      289.5
Provision (benefit) for
 income tax
 December 31, 1999             54.4         30.7        24.0     10.1      5.2      11.3        8.0       143.7
 December 31, 1998             52.6         21.2        11.3      2.9      4.5       2.1       18.9       113.5
 December 31, 1997             55.8         33.9         9.4      9.1      2.7      10.1       (7.5)      113.5
Net income (loss)
 December 31, 1999            124.0         81.2        49.2     20.3      6.7      51.3       38.3       371.0
 December 31, 1998             98.5         53.4        22.8      7.4      5.4      58.0       (4.0)      241.5
 December 31, 1997             76.6         64.4        14.1     19.7      3.7      14.5      (17.0)      176.0


Interest credited on
 universal life and
 investment-type
 products
 December 31, 1999            451.4        383.8        65.1                                    4.1       904.4
 December 31, 1998            449.6        354.1        71.0                                    6.1       880.8
 December 31, 1997            378.8        299.8       106.2                                   13.0       797.8


Assets
 As of December 31, 1999   16,276.1     17,649.4    14,565.2    341.5     60.9     264.5      965.4    50,123.0
 As of December 31, 1998   14,578.2     15,221.0     8,384.2    361.1     55.8     267.3    1,016.3    39,883.9

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

   PENSION PLANS

   Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
   21. The full-benefit vesting period for all participants is five years.

   Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

   Components of the net periodic pension benefit are as follows:

                                                Years Ended December 31,
                                                 1999      1998      1997
                                               ----------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                              $    4.6  $    4.0  $    3.6
        Interest cost on projected benefit
         obligation                                11.5      10.9      10.4
        Expected return on plan assets            (16.3)    (15.0)    (12.8)
        Amortization of net obligations and
         prior service cost                        (1.4)     (1.4)     (1.4)
                                               ----------------------------
        Net periodic pension benefit           $   (1.6) $   (1.5) $   (0.2)
                                               ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)


   The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:

                                                      December 31,
                                                       1999    1998
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year         $177.8  $157.9
          Service cost                                   4.6     4.0
          Interest cost                                 11.5    10.9
          Plan expense                                  (0.3)   (0.3)
          Actuarial (gain) loss                        (30.7)   11.9
          Benefits paid                                 (7.0)   (6.6)
                                                      --------------
        Benefit obligation, end of year               $155.9  $177.8
                                                      ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year  $195.3  $180.3
          Actual return on plan assets                  23.6    21.9
          Plan expense                                  (0.3)   (0.3)
          Benefits paid                                 (7.0)   (6.6)
                                                      --------------
        Fair value of plan assets, end of year        $211.6  $195.3
                                                      ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                 $ 55.7  $ 17.5
        Unrecognized transition asset                  (47.7)   (3.6)
        Unrecognized prior service cost                 (2.4)   (1.0)
        Unrecognized actuarial gain                     (0.8)   (9.7)
                                                      --------------
        Prepaid pension cost                          $  4.8  $  3.2
                                                      ==============

   In determining the actuarial present value of the projected benefit obligation as of December 31, 1999 and 1998, the weighted average discount rate used was 8.0% and 6.5%, respectively, and the rate of increase in future compensation levels was 5.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1999 and 1998.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)


   POSTRETIREMENT BENEFITS

   Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 1999, 1998 and 1997 is $0.5 million, $0.7 million and $0.8 million, respectively. As of December 31, 1999 and 1998, the accumulated benefit obligation is $19.7 million and $19.3 million, respectively. The fair value of the plan assets as of December 31, 1999 and 1998 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $24.4 million and $25.3 million as of December 31, 1999 and 1998, respectively.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8.0% for 1999 and 1998 and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7.0% for 1999 and 1998 and is assumed to decrease gradually to 3.0% in 2003 and remain at that level thereafter.

   The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 10.1%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be decreased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 8.9%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 8.0% and 6.5% for 1999 and 1998, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership ("ESOP"). ESOP contributions made by the Company amounted to $5.4 million, $5.2 million and $1.1 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

   The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock at

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

   $12.50 per share to the ESOP ("ESOP Shares") on September 2, 1997, in exchange for a promissory note in the amount of $21.2 million ("ESOP Note"). Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by ESOP contributions from Pacific Life.

   On July 27, 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. This loan is included in unearned ESOP shares on the accompanying consolidated statement of stockholder's equity as of December 31, 1999. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference and reflected as a capital contribution on the accompanying consolidated statement of stockholder's equity as of December 31, 1999.

   Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $69.7 million, $42.1 million and $27.5 million for the years ended December 31, 1999, 1998 and 1997, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $265,000, $232,000 and $165,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

   PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $7.3 million, $16.9 million and $11.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $3.2 million and $40.3 million as of December 31, 1999 and 1998, respectively.

   Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.0 million, $1.2 million and $1.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

17. TERMINATION AND NON COMPETITION AGREEMENTS

   The Company has termination and non competition agreements with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other non compete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

   For the years ended December 31, 1999, 1998 and 1997, approximately $53.6 million, $49.4 million and $85.8 million, respectively, is included in operating expenses on the accompanying consolidated statements of

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17. TERMINATION AND NON COMPETITION AGREEMENTS (Continued)

   operations related to the termination and non competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

   In connection with the closing of the PIMCO Advisors transaction (Note 1), the termination and non competition agreements with certain former key employees of PAM's subsidiaries will be assumed by Allianz.

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2000                      $437.0
          2001 through 2004          210.8
          2005 and thereafter        144.3
                                    ------
        Total                       $792.1
                                    ======

   The Company leases office facilities under various non cancelable operating leases. Aggregate minimum future commitments as of December 31, 1999 through the term of the leases are approximately $43.3 million.

   Pacific Life has a contingent liability of approximately $23 million related to the posting of an appeal bond in conjunction with one of its investments. An unrelated third party has agreed to reimburse Pacific Life for 50% of any losses incurred under the bond. In addition, Pacific Life has given a commitment for additional capital funding, as may be required, to certain of its subsidiaries.

   Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

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